UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2016

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                     Entry into a Material Definitive Agreement

On May 16, 2016, Staples, Inc. (“Staples”) entered into amendments (collectively, the “Amendment”) to the Credit Agreement, dated as of May 31, 2013, by and among Staples, the lenders named therein, and Bank of America, N.A. (“Bank of America”), as administrative agent for the lenders (the “Credit Agreement”).  The Amendment amends the Credit Agreement to modify the definition of Consolidated EBIT to (i) reset the $100,000,000 extraordinary and nonrecurring cash charge cumulative basket from the effective date of the Amendment, and (ii) add back transaction costs of up to $300,000,000 in connection with the termination of the proposed acquisition of Office Depot, Inc. (“Office Depot”) by Staples.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment,  attached hereto as Exhibit 10.1 and Exhibit 10.2, and incorporated by reference herein.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02.                     Termination of a Material Definitive Agreement

Termination of Merger Agreement

As previously disclosed, on February 4, 2015, Staples entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Office Depot and Staples AMS, Inc. (“Merger Sub”), providing for the acquisition of Office Depot by Staples (the “Merger”). On May 16, 2016, Staples, Merger Sub and Office Depot entered into a mutual Termination Agreement (the “Termination Agreement”), under which the parties agreed that the Merger Agreement, including all schedules and exhibits thereto, and all ancillary agreements contemplated thereby or entered pursuant thereto (collectively the “Transaction Documents”), were terminated, effective immediately as of May 16, 2016. Under the Termination Agreement, Staples agreed to pay Office Depot the Regulatory Fee (as defined in the Merger Agreement) of $250 million in cash on or before May 19, 2016. The Parties also agreed to release each other from any and all liability, claims, rights, actions, causes of action, suits, liens, obligations, accounts, debts, demands, agreements, promises, liabilities, controversies, costs, charges, damages, expenses and fees, however arising, in connection with, arising out of or related to the Transaction Documents or the transactions contemplated therein or thereby. The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to Staples’ Current Report on Form 8-K filed on February 4, 2015, and the Termination Agreement, which is attached hereto as Exhibit 10.3, each of which is incorporated by reference herein.

Prepayment of Term Loan and Termination of Escrow Agreement

On May 11, 2016, Staples and Staples Escrow, LLC (“Staples Escrow”), a wholly owned subsidiary of Staples, provided notice of its intent to prepay the term loan under the Term Loan Credit Agreement (the “Term Loan Agreement”), dated as of February 2, 2016, by and among Staples, Staples Escrow, Barclays Bank PLC (“Barclays”), as administrative agent and collateral agent, and the lenders party thereto (the “Lenders”).  On May 13, 2016, Staples and Staples Escrow paid to the Lenders approximately $2,522,968,750, consisting of the then outstanding principal balance due of $2,500,000,000, plus accrued but unpaid interest and other lender fees and expenses, and certain remaining fees and expenses are expected to be paid on May 19, 2016.  Following such prepayment, the Term Loan Agreement will be terminated.

As previously disclosed, in connection with the Term Loan Agreement, on February 2, 2016, Staples Escrow entered into an Escrow Agreement (the “Escrow Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), as escrow agent, securities intermediary and depositary bank, and  Barclays, as administrative agent and collateral agent, pursuant to which the proceeds from the term loan under the Term Loan Agreement were deposited into escrow.  In connection with the prepayment of the Term Loan Agreement on May 13, 2016, the funds in the escrow account were released to Barclays and used for the prepayment of the term loans described above.  Once all funds are disbursed from the escrow account, the Escrow Agreement will terminate in accordance with its terms.

The material terms of the Term Loan Agreement and the Escrow Agreement were previously disclosed in Staples’ Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on February 2, 2016, and are incorporated herein by reference.

Termination of ABL Commitment Letter

On May 10, 2016, Staples provided notice of termination of that certain amended and restated debt commitment letter (the “Commitment Letter”), dated as of February 2, 2016, with Bank of America, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays, Wells Fargo Bank, National Association, HSBC Bank USA, N.A., HSBC Securities (USA) Inc., PNC Bank, National Association, PNC Capital Markets LLC, TD Bank, N.A., U.S. Bank National Association, JPMorgan Chase Bank, N.A., and J.P. Morgan Securities LLC (collectively, the “Commitment Parties”) pursuant to which, among other things, the Commitment Parties committed to provide Staples with an asset-based revolving credit facility in an aggregate principal amount of up to $3,000,000,000. Immediately before the termination of the Commitment Letter, Staples and the Commitment Parties had extended the date and time to receive a final determination from the court from 5:00 p.m. May 10, 2016 to 5:00 p.m. May 31, 2016.  The amendment extending the Commitment Letter is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

The material terms of the Commitment Letter were previously disclosed in Staples’ Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on February 2, 2016, and are incorporated herein by reference.

Item 9.01                        Financial Statements and Exhibits

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2016

Staples, Inc.

By:	/s/ Michael T. Williams
Name:	Michael T. Williams
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Credit Agreement, dated as of May 16, 2016, by and among Staples, Inc., Bank of America, N.A. and certain lenders named therein

10.2	Amendment to Amendment No. 1 to Credit Agreement, dated as of May 16, 2016, by and among Staples, Inc., Bank of America, N.A. and certain lenders named therein

10.3	Termination Agreement, dated as of May 16, 2016, among Staples, Inc., Office Depot, Inc. and Staples AMS, Inc.

10.4	Amendment to Second Amended and Restated Commitment Letter, dated as of May 10, 2016, by and among Staples, Inc., Bank of America, N.A. and the other commitment parties named therein.